US
                                     GLOBAL
                                    LEADERS
                                      ----
                                     GROWTH
                                      FUND







                                 ANNUAL REPORT
                               For the Year Ended
                                 June 30, 2001

                                       US
                                     GLOBAL
                                     LEADERS
                                      ----
                                     GROWTH
                                      FUND



Dear Fellow Long-Term Investor:

The following summarizes investment performance for our Fund including comparisons with the S&P 500 Index:

                                        Year         5 Years         Inception
                                       Ending         Ending       (9/30/95) to
                                       6/30/01        6/30/01         6/30/01
                                                    (Annualized)    (Annualized)
--------------------------------------------------------------------------------

U.S. Global Leaders Growth Fund*        -5.27%           15.88%          17.46%
U.S. Global Leaders (After-Tax)         -5.27            15.80           17.39

S&P 500 Index                          -14.85            14.46           15.50
Lipper Large Cap Core Fund Index       -16.09            12.98           13.82
Lipper Growth Fund Index               -30.39            11.91           12.22
Lipper International Fund Index        -22.11             5.54            6.66

"Each business cycle has its own unique characteristics, never before experienced and never again to be repeated." Consistent with this observation of Alfred Marshall, the great economist of the early 20th Century, it is appropriate to point out that the kind of slowdown which the U.S. is currently experiencing is different from anything seen in the recent past. In contrast to the 1970's, there has been no significant external phenomenon like the OPEC induced oil price shocks. Unlike the 1980's, there is little inflation and consequent monetary policy squeeze. Instead, this slowdown has been triggered by a turn in the investment cycle.

The unprecedented capital goods boom -- particularly in the information-technology sector -- has given way to an unprecedented bust. To what degree and duration the adjustment plays out is unknown at this juncture -- except it is clear that a capital spending correction is much longer lasting than an inventory correction. Businesses do not lay off workers in large numbers if they believe a turnaround is "around the corner".

Despite the travails in technology -- and, to a much lesser extent, general manufacturing and consumer durable goods production -- the probability remains that a full-blown recession will be avoided. Powerful monetary stimulus already in process has now been supplemented by expansionary fiscal policy. U.S. competitiveness remains strong.

Long-term productivity growth is still intact. Demographic changes, and possible policy changes, are destined to boost the pool of savings to be invested. More realistic stock market valuations are already leading to better corporate decisions. Hopefully, better investment decisions eventually will be made by stock market participants, as well. Accordingly, the necessary conditions are already in place for resumption of the next upward leg of the most powerful bull market in modern history.

In the past, serious recessions in critical business sectors -- such as the defense industry after the collapse of communism, farming, and the rust belt -- have not held back advances of the overall economy and the stock market. Those uneven expansions were called "rolling readjustments". Perhaps this is an apt description of what is now underway. The previous rolling readjustment most analogous to what is currently taking place was the bust in the energy industry that followed the boom occasioned by the aforementioned surge of oil prices in the 1970's. (For one day in 1980, Schlumberger, Ltd., the oil service industry leader, became the world's most highly capitalized company. Its shares have yet to re-attain that twenty-year-ago level.) In the present rolling readjustment, substitute technology for energy. (Cisco Systems was the world's most highly valued company at one point last year. Hmmm...)

Of course, U.S. Global Leaders Growth Fund isn't invested "in the market". It is a concentrated portfolio of formidably competitive, sustainable growth companies with a global reach. These enterprises provide services or sell products that are consumed and need to be replaced, and hence are far less impacted by economic slowdowns here and abroad than most companies. They should still be able to post earnings gains collectively at close to the low end of their traditional 15 - 20% range. In contrast, corporate profits in the aggregate are likely to decline.

In summary, our "Global Leaders" can be regarded as comfortable holdings during whatever remains of the economic correction. More importantly, we believe they are exceptionally well positioned to be rewarding holdings in the next period of expansion.

I encourage you to periodically visit the Fund's internet website: www.usgloballeaders.com. The homepage for our site is a monthly update of the Fact Sheet on the Fund, which shows current holdings, recent performance with relevant comparisons and other important data. Click on the "In the News" section to see a profile on U.S. Global Leaders Growth Fund that appeared in the June 2001 issue of Financial Advisor Magazine.

It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,



/S/ GEORGE M. YEAGER
--------------------
George M. Yeager


----------
* Past performance is no guarantee of future results. Investment returns and share value will fluctuate and investors may have a gain or loss when they redeem shares. The Standard and Poor's 500 Index is an unmanaged index generally representative of the market for stocks of large sized U.S. companies. The Lipper Large-Cap Core Fund Index is an unmanaged, net asset weighted index of 30 mutual funds that invest primarily in large companies with wide latitude in the type of shares they buy. The Lipper Growth Fund Index is an unmanaged, net asset weighted index of 30 mutual funds that invest primarily in companies of all market capitalizations with potential for growth. The Lipper International Fund Index is an unmanaged, net asset weighted index of 30 mutual funds that invest in securities primarily trading in markets outside the U.S. These indices are not available for investment and do not incur fees or expenses.


                                [GRAPH OMITTED]


                        U.S. GLOBAL LEADERS GROWTH FUND
                       VALUE OF $10,000 VS. S&P 500 INDEX
                          AVERAGE ANNUAL TOTAL RETURN
                           PERIOD ENDED JUNE 30, 2001
                     1 YEAR........................ (5.27%)
                     5 YEARS....................... 15.88%
                     SINCE INCEPTION (9/29/95)..... 17.46%




GRAPH DEPICTS THE COMPARISON OF A $10,000 INVESTMENT FROM THE PERIOD 9/29/95 TO 6/30/01 BETWEEN THE U.S.GLOBAL LEADERS GROWTH FUND AND THE S&P 500 INDEX.


         Date         U.S. Global Leaders Growth Fund      S&P 500 Index w/inc
         ----         -------------------------------      -------------------
        9/29/95                 10,000                            10,000
       12/31/95                 10,673                            10,599
        6/30/96                 12,083                            11,663
       12/31/96                 13,143                            13,035
        6/30/97                 16,469                            15,712
       12/31/97                 18,461                            17,382
        6/30/98                 22,595                            20,447
       12/31/98                 24,365                            22,349
        6/30/99                 25,932                            25,109
       12/31/99                 26,285                            27,043
        6/30/00                 26,660                            26,926
       12/31/00                 27,377                            23,219
        6/30/01                 25,254                            21,663




                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at June 30,2001
--------------------------------------------------------------------------------

    Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS: 98.2%

BEVERAGES: 4.0%
    72,800      Coca-Cola Co. ..................................      $3,276,000
                                                                      ----------
BUSINESS & INFORMATION SERVICES: 3.8%
    62,200      Automatic Data Processing, Inc. ................       3,091,340
                                                                      ----------
ENTERTAINMENT & LODGING: 8.0%
   137,400      Marriott International, Inc. - Class A .........       6,504,516
                                                                      ----------
FINANCIAL SERVICES: 8.0%
    35,200      American Express Co. ...........................       1,365,760
   103,500      State Street Corp. .............................       5,122,215
                                                                      ----------
                                                                       6,487,975
                                                                      ----------
FOOD SERVICES: 12.5%
   114,000      McDonald's Corp. ...............................       3,084,840
   307,720      Starbucks Corp.* ...............................       7,077,560
                                                                      ----------
                                                                      10,162,400
                                                                      ----------
FOODS: 4.5%
    78,200      Wrigley (WM.) JR. Co. ..........................       3,663,670
                                                                      ----------
HEALTH PRODUCTS: 9.6%
    59,100      Abbott Laboratories ............................       2,837,391
    99,200      Johnson & Johnson ..............................       4,960,000
                                                                      ----------
                                                                       7,797,391
                                                                      ----------
HOUSEHOLD PRODUCTS: 3.3%
    44,700      Colgate Palmolive Co. ..........................       2,636,853
                                                                      ----------
INSURANCE: 5.7%
    53,512      American International Group, Inc. .............       4,602,032
                                                                      ----------
MASS MERCHANDISING: 6.3%
   104,313      Wal-Mart Stores, Inc. ..........................       5,090,475
                                                                      ----------
PHARMACEUTICALS: 12.2%
    66,700      Merck & Co. ....................................       4,262,797
   140,100      Pfizer, Inc. ...................................       5,611,005
                                                                      ----------
                                                                       9,873,802
                                                                      ----------
SPECIALTY RETAILING: 16.9%
    94,800      Home Depot, Inc. ...............................       4,412,940
   290,125      Staples, Inc.* .................................       4,639,099
   128,870      Tiffany & Co. ..................................       4,667,671
                                                                      ----------
                                                                      13,719,710
                                                                      ----------
TOILETRIES: 3.4%
    95,392      Gillette Company (The) .........................       2,765,414
                                                                      ----------
TOTAL COMMON STOCKS
        (cost $51,555,077) .....................................      79,671,578
                                                                      ----------


4




                         U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at June 30,2001 (Continued)
--------------------------------------------------------------------------------

    Shares                                                              Value
--------------------------------------------------------------------------------

        Principal
        Amount  Value
REPURCHASE AGREEMENT: 2.4%
$1,964,000      Firstar Bank Repurchase Agreement, 3.15%,
                dated 6/29/2001, due 7/2/2001
                (collateralized by $2,003,277 FHLMC,
                6.0%, due 3/1/2025) (value of proceeds
                $1,964,516) (cost $1,964,000)                       $ 1,964,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
        (cost $53,519,077+):  100.6%                                 81,635,578
Liabilities in excess of Other Assets:  (0.6)%                         (471,012)
                                                                    -----------
NET ASSETS: 100.0%                                                  $81,164,566

                                                                    -----------
*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was $53,572,487. Gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

        Gross unrealized appreciation                               $29,944,568
        Gross unrealized depreciation                                (1,881,477)
                                                                    -----------
        Net unrealized appreciation                                 $28,063,091
                                                                    ===========


See accompanying Notes to Financial Statements.


                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2001
--------------------------------------------------------------------------------

ASSETS
        Investments in securities, at value
                (cost $53,519,077) ...........................     $ 81,635,578
        Cash .................................................              474
                                  Receivables:
                Dividends and interest .......................           74,239
                Fund shares sold .............................           25,428
        Prepaid expenses .....................................            1,362
                                                                   ------------
                Total assets .................................       81,737,081
                                                                   ------------
LIABILITIES
        Payables:
                Due to advisor ...............................           71,979
                Administration fees ..........................            1,206
                Fund shares redeemed .........................          471,249
        Accrued expenses .....................................           28,081
                                                                   ------------
                        Total liabilities ....................          572,515
                                                                   ------------

        NET ASSETS ...........................................     $ 81,164,566
                                                                   ============
        Net asset value, offering and redemption price
                per share
        ($81,164,566/3,248,988 shares outstanding;
        unlimited number of shares authorized
        without par value) ...................................     $      24.98
                                                                   ============
COMPONENTS OF NET ASSETS
        Paid-in capital ......................................     $ 59,817,386
        Accumulated net realized loss on investments .........       (6,769,321)
        Net unrealized appreciation on investments ...........       28,116,501
                                                                   ------------
                Net assets ...................................     $ 81,164,566
                                                                   ============

See accompanying Notes to Financial Statements.



                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
        Income
                Dividends .......................................   $   658,680
                Interest ........................................        54,201
                                                                    -----------
                        Total income ............................       712,881
                                                                    -----------
        Expenses
                Advisory fees ...................................       845,254
                Administration fees .............................       149,480
                Fund accounting fees ............................        37,655
                Registration fees ...............................        25,130
                Audit fees ......................................        24,814
                Custody fees ....................................        20,811
                Transfer agent fees .............................        19,771
                Miscellaneous ...................................        12,456
                Trustee fees ....................................        11,092
                Reports to shareholders .........................        10,733
                Legal fees ......................................         8,093
                Insurance expense ...............................         4,256
                                                                    -----------
                        Total expenses ..........................     1,169,545
                                                                    -----------
                                Net investment loss .............      (456,664)
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
        Net realized loss on investments ........................    (1,552,209)
        Net unrealized depreciation on investments ..............    (2,735,150)
        Net unrealized appreciation reclassified on investments
                redeemed-in-kind (Note 2) .......................        39,696
                                                                    -----------
                Net realized and unrealized loss on investments .    (4,247,663)
                                                                    -----------
                Net decrease in net assets resulting from
                        operations ..............................   $(4,704,327)
                                                                    ===========

See accompanying Notes to Financial Statements.



                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Year Ended      Year Ended
                                                    June 30, 2001   June 30, 2000
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
        Net investment loss ....................   $    (456,664)   $    (235,543)
        Net realized loss on investments .......      (1,552,209)      (3,128,940)
        Net unrealized depreciation
                on investments .................      (2,735,150)     (11,006,573)
        Net unrealized appreciation
                reclassified on investments
                redeemed-in-kind ...............          39,696       14,689,574
                                                   -------------    -------------
                Net increase (decrease) in net
                assets resulting from operations      (4,704,327)         318,518
                                                   -------------    -------------

CAPITAL SHARE TRANSACTIONS
        Net decrease in net assets derived
                from net change in
                outstanding shares  (a) ........      (1,044,554)     (42,357,663)
                                                   -------------    -------------
                Total decrease in net assets ...      (5,748,881)     (42,039,145)

NET ASSETS
        Beginning of year ......................      86,913,447      128,952,592
                                                   -------------    -------------
        End of year ............................   $  81,164,566    $  86,913,447
                                                   =============    =============


(a)     A summary of capital share transactions is as follows:

                                      Year Ended                    Year Ended
                                     June 30, 2001                June 30, 2000
                                     -------------                -------------
                                  Shares       Value            Shares         Value
                                  ------       -----            ------         -----

Shares sold .............        384,717    $  9,952,842       1,715,378    $ 42,449,422
Shares redeemed .........       (431,808)    (10,997,396)     (3,447,285)    (84,807,085)
                                --------    ------------      ----------    ------------
Net decrease ............        (47,091)   $ (1,044,554)     (1,731,907)   $(42,357,663)
                                ========    ============      ==========    ============


See accompanying Notes to Financial Statements.


                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS for a capital share outstanding throughout each period.
--------------------------------------------------------------------------------

                                                                         Year Ended June 30,
                                                      ------------------------------------------------------
                                                          2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ................   $   26.37  $   25.65  $    22.35  $   16.29  $   12.08
                                                      ---------  ---------  ----------  ---------  ---------
Income from investment operations:
        Net investment loss .......................       (0.14)     (0.07)      (0.13)     (0.07)     (0.04)
        Net realized and unrealized
                gain (loss) on investments ........       (1.25)      0.79        3.43       6.13       4.39
                                                      ---------  ---------  ----------  ---------  ---------
Total from investment operations ..................       (1.39)      0.72        3.30       6.06       4.35
                                                      ---------  ---------  ----------  ---------  ---------
Less distributions:
        From net realized gain ....................     --         --          --         --           (0.14)
                                                      ---------  ---------  ----------  ---------  ---------
Net asset value, end of year ......................   $   24.98  $   26.37  $    25.65  $   22.35  $   16.29
                                                      =========  =========  ==========  =========  =========
Total return ......................................       (5.27%)     2.81%      14.77%     37.20%     36.29%
Ratios/supplemental data:
        Net assets, end of year (millions) ........   $   81.2   $   86.9   $   129.0   $   89.4   $   26.9
Ratio of expenses to average net assets:
        Before fees waived and
                expenses absorbed .................        1.38%      1.31%       1.31%      1.43%      1.87%
        After fees waived and
                expenses absorbed .................        1.38%      1.31%       1.31%      1.42%      1.48%
Ratio of net investment loss to average net assets:
        Before fees waived and
                expenses absorbed .................       (0.54%)    (0.23%)     (0.66%)    (0.67%)    (0.79%)
        After fees waived and
                expenses absorbed .................       (0.54%)    (0.23%)     (0.66%)    (0.66%)    (0.39%)
        Portfolio turnover rate ...................        3.12%     24.91%      14.27%      4.02%     21.49%

See accompanying Notes to Financial Statements.

                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

      The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing in sustainable growth companies with a global reach.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

      A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

      B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

      E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distribution to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of

                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------


            Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2001, the Fund decreased paid-in capital by $456,664 due to the Fund experiencing a net investment loss during the year. In addition, the Fund distributed securities with a market value of $220,163 and a cost of $180,467 to shareholders in in-kind redemptions during the year ended June 30, 2001. The net unrealized appreciation of $39,696 was reclassified to paid-in capital. Net assets were not affected by these reclassifications.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 2001, Yeager, Wood & Marshall, Incorporated (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 2001, the Fund incurred $845,254 in advisory fees.

      The Fund is responsible for its own operating expenses. However, the Advisor has agreed to limit the Fund's total expenses to not more than 1.39% of average daily net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations then in effect. The Advisor has agreed not to seek recoupment of the expenses waived for the Fund.

      Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

        Under $15 million       -       $30,000
        $15 to $50 million      -       0.20% of average daily net assets
        $50 to $80 million      -       0.15% of average daily net assets
        $80 to $100 million     -       0.10% of average daily net assets
        Over $100 million       -       0.05% of average daily net assets

      For the year ended June 30, 2001, the Fund incurred $149,480 in administration fees.

                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and proceeds from the sale of securities, excluding short-term investments, for the year ended June 30, 2001, were $2,611,673 and $3,955,333, respectively.

NOTE 5 - FEDERAL INCOME TAXES

      As of June 30, 2001, the Fund had available for federal income tax purposes $6,708,108 of unused capital loss carry forwards of which $524,262 will expire in 2006, $1,563,910 will expire in 2007, $3,011,350 will expire in 2008 and $1,608,586 will expire in 2009.

NOTE 6 - REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

      If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                        U.S. GLOBAL LEADERS GROWTH FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
U.S. Global Leaders Growth Fund and
the Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Global Leaders Growth Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Leaders Growth Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




/s/ ERNST & YOUNG LLP
---------------------
Los Angeles, California
August 2, 2001

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================================================================================



                                    Advisor
                     YEAGER, WOOD & MARSHALL, INCORPORATED
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                P.O. Box 542007
                           Omaha, Nebraska 68154-1952

                                    Auditors
                               ERNST & YOUNG LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.



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